UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2024

John Deere Owner Trust 2024-C

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0002034818)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-264978-08	38-4090077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

isconsin
c/o John Deere Capital Corporation P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 438-7394

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the issuance by John Deere Owner Trust 2024-C (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated September 10, 2024 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) by John Deere Receivables LLC (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on September 10, 2024 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below. The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01 Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. The certification is being filed as Exhibit 36.1 to this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On or about the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”). The Transaction Documents are described more fully in the Prospectus. Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 10, 2024, among John Deere Receivables LLC, John Deere Capital Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

4.1	Indenture between John Deere Owner Trust 2024-C and U.S. Bank Trust Company, National Association, as indenture trustee, to be dated as of September 17, 2024.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

99.1	Trust Agreement between John Deere Receivables LLC, as depositor, and Computershare Delaware Trust Company, as owner trustee, to be dated as of September 16, 2024.

99.2

Sale and Servicing Agreement among John Deere Capital Corporation, as servicer, John Deere Receivables LLC, as seller, and John Deere Owner Trust 2024-C, as issuing entity, to be dated as of September 17, 2024.

99.3

Administration Agreement among John Deere Owner Trust 2024-C, as issuer, John Deere Capital Corporation, as administrator, and U.S. Bank Trust Company, National Association, as indenture trustee, to be dated as of September 17, 2024.

99.4

Asset Representations Review Agreement among John Deere Owner Trust 2024-C, as issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, to be dated as of September 17, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES LLC (Depositor)

By: /s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary and Assistant Treasurer

Date: September 10, 2024